Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                             Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q4 AND FISCAL YEAR 2015 FINANCIAL RESULTS
Q4 FY15 Revenue of $158.4M; up 4.8% Q/Q and 33.5% Y/Y
Q4 FY15 GAAP Diluted EPS (from Continuing Operations) of $0.26
Q4 FY15 Non-GAAP Diluted EPS of $0.29

SAN JOSE, Calif., May 4, 2015 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal fourth quarter and fiscal year ended March 29, 2015.
“We concluded fiscal year 2015 with exceptional results across the board. Fourth quarter fiscal 2015 revenue grew by more than 33 percent year-over-year, non-GAAP operating margin for the quarter reached 29%, and free cash flow as a percent of revenue reached 27% on a trailing twelve month basis. In addition, we achieved key new design wins in each of our primary businesses,” said Greg Waters, president and chief executive officer.  “Revenues from our High Performance Computing/Data Center business reached record levels in the fourth quarter, driven by the increasing demands of mobile data and real-time processing. RF and wireless charging, both relatively new businesses, became established businesses in fiscal 2015, and based on design win activity, look to continue growing strongly. Additionally, our board recently increased our share repurchase authorization to $300 million. This replaces the prior authorization, which had a remaining balance of $27 million at the end of fiscal Q4. These results, combined with our strong balance sheet and the leverage in our business model, position us to continue our momentum into the next fiscal year,” concluded Mr. Waters.
Recent Business Highlights - Communications

•	IDT Introduces Ultra-Low-Jitter Family of LVCMOS Clock Buffers

•	IDT Surpasses 10 Million RFIC Shipments

•	IDT Introduces High-Performance Crystal Oscillators with Best-in-Class Jitter Performance, Low Cost and Short Production Lead Times
Recent Business Highlights - Consumer

•	IKEA Furniture Features IDT Wireless Charging

•	IDT’s Latest Wireless Power Receiver Brings Faster Charging Through Higher Efficiency

•	IDT Wireless Power Transmitter Adopted for Samsung Galaxy

•	IDT Introduces Wireless PowerShare Technology, Enabling Mobile Devices to Wirelessly Charge One Another

•	New IDT Wireless Power Chipset Untethers Tablets and Phablets
Recent Business Highlights - Computing

•	IDT Surpasses Milestone of 3 Million Low-Power PCIe Gen3 Buffers Shipped

•	IDT, Orange Silicon Valley, NVIDIA Accelerate Computing Breakthrough with RapidIO-based Clusters Ideal for Gaming, Analytics

•	IDT Launches RapidIO 40-100 Gbps Interface Portfolio, Reducing Latency and Boosting Bandwidth for Communications and Computing

•	IDT Collaborates With CERN to Speed and Improve Data Analytics at Large Hadron Collider and Data Center
The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. For financial statement purposes, the high speed data converter business is classified as assets held for sale and is treated as discontinued operations for all periods presented. IDT has excluded results from the high speed data converter business from current and historical non-GAAP results. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•
Revenue from continuing operations for the fiscal fourth quarter of 2015 was $158.4 million, compared with $151.2 million reported last quarter, and $118.6 million reported in the same period one year ago.

•
GAAP net income from continuing operations for the fiscal fourth quarter of 2015 was $40.4 million, or $0.26 per diluted share, versus GAAP net income from continuing operations of $32.8 million or $0.21 per diluted share last quarter, and a GAAP net income from continuing operations of $5.1 million or $0.03 per share in the same period one year ago. Fiscal fourth quarter 2015 GAAP results include $1.0 million expense relating to amortization of intangible assets, $5.7 million in stock-based compensation expense, $0.3 million in other restructuring related charges, $0.2 million in gains from divestitures, and $1.4 million benefit in related tax effects.

•
Non-GAAP net income for the fiscal fourth quarter of 2015 was $45.8 million or $0.29 per diluted share, compared with non-GAAP net income of $38.7 million or $0.25 per diluted share last quarter, and non-GAAP net income of $21.7 million or $0.14 per diluted share reported in the same period one year ago.

•
GAAP gross profit from continuing operations for the fiscal fourth quarter of 2015 was $98.1 million, or 61.9 percent, compared with GAAP gross profit of $91.4 million or 60.4 percent last quarter, and $61.1 million, or 51.5 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal fourth quarter of 2015 was $99.6 million, or 62.9 percent, compared with non-GAAP gross profit of $93.0 million, or 61.5 percent last quarter, and $72.4 million, or 61.1 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal fourth quarter of 2015 was $32.1 million, compared with GAAP R&D expense of $32.8 million last quarter, and $32.9 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal fourth quarter of 2015 was $29.7 million, compared with non-GAAP R&D expense of $29.7 million last quarter, and $28.6 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal fourth quarter of 2015 was $27.1 million, compared with GAAP SG&A expense of $27.2 million last quarter, and $23.3 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal fourth quarter of 2015 was $23.8 million, compared with non-GAAP SG&A expense of $23.9 million last quarter, and $21.0 million in the same period one year ago.

Webcast and Conference Call Information
Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on May 4, 2015. The webcast replay will be available after 5 p.m. Pacific time on May 4, 2015.

Investors may also listen to the live call at 1:30 p.m. Pacific time on May 4, 2015 by calling (888) 329-8889 or (719) 325-2394. The access code is 2932359. The conference call replay will be available for one week after the event at (888) 203-1112 or (719) 457-0820. The access code is 2932359.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 30, 2014. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest income and other;
Provision (benefit) for income taxes, continuing operations
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use and impairment charge related to a note receivable and subsequent recoveries.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•
Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

•
Tax effects of non-GAAP adjustments. Effective first quarter of fiscal 2015 the Company used a projected long-term non-GAAP tax rate of 4%. When projecting this long-term rate, the Company evaluated its current long-term projections, current tax structure and other factors such as the Company’s existing tax positions in various jurisdictions and key legislations in major jurisdictions where the company operates. The Company intends to re-evaluate this long-term rate only on an annual basis. This long-term non-GAAP tax rate eliminates the effects of non-recurring and period specific items which can vary in size and frequency, and will provide better consistency within the interim reporting periods. This long-term rate could be subject to change for a variety of reasons, for example, significant structural changes in the geographic earnings mix including acquisition activity, or fundamental tax law changes in major jurisdictions where the Company operates.

•
Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

###
IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 29	Dec. 28	Mar. 30	Mar. 29	Mar. 30
	2015	2014	2014	2015	2014
Revenues	$158,350	$151,160	$118,640	$572,905	$484,779
Cost of revenues	60,295	59,796	57,560	227,601	211,877
Gross profit	98,055	91,364	61,080	345,304	272,902
Operating expenses:
Research and development	32,071	32,825	32,860	127,688	140,799
Selling, general and administrative	27,050	27,165	23,322	106,469	101,148
Total operating expenses	59,121	59,990	56,182	234,157	241,947

Operating income	38,934	31,374	4,898	111,147	30,955

Gain (loss) from divestiture	—	—	(302)	—	78,632
Other income, net	1,966	1,558	786	4,791	2,707
Income from continuing operations before income taxes	40,900	32,932	5,382	115,938	112,294
Provision for income taxes	517	91	320	1,357	981

Net income from continuing operations	40,383	32,841	5,062	114,581	111,313

Discontinued operations:
Gain from divestiture	—	—	—	16,840	—
Loss from discontinued operations	(799)	(14,538)	(5,016)	(37,237)	(22,938)
Provision for (benefit from) income taxes	318	(55)	17	275	11
Net loss from discontinued operations	(1,117)	(14,483)	(5,033)	(20,672)	(22,949)

Net income	$39,266	$18,358	$29	$93,909	$88,364

Basic net income per share - continuing operations	$0.27	$0.22	$0.03	$0.77	$0.74
Basic net loss per share - discontinued operations	(0.01)	(0.10)	(0.03)	(0.14)	(0.15)
Basic net income per share	$0.26	$0.12	$—	$0.63	$0.59

Diluted net income per share - continuing operations	$0.26	$0.21	$0.03	$0.74	$0.73
Diluted net loss per share - discontinued operations	(0.01)	(0.09)	(0.03)	(0.13)	(0.15)
Diluted net income per share	$0.25	$0.12	$—	$0.61	$0.58

Weighted average shares:
Basic	148,326	148,552	150,033	148,714	149,480
Diluted	154,111	153,973	154,390	153,983	153,369

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 29	Dec. 28	Mar. 30	Mar. 29	Mar. 30
	2015	2014	2014	2015	2014

GAAP net income from continuing operations	$40,383	$32,841	$5,062	$114,581	$111,313
GAAP diluted net income per share - continuing operations	$0.26	$0.21	$0.03	$0.74	$0.73
Acquisition related:
Amortization of acquisition related intangibles	1,001	1,347	11,999	6,573	21,964
Impairment of acquired in-process research and development	—	—	2,433	—	2,433
Acquisition related legal and consulting fees	—	(125)	73	(125)	802
Restructuring related:	—
Severance and retention costs	—	129	383	974	6,456
Facility closure costs	—	209	107	276	134
Loss (gain) from divestiture	—	—	302	—	(78,632)
Assets impairment and other	265	—	334	2,968	4,113
Other:
Stock-based compensation expense	5,684	5,878	2,368	22,453	12,677
Gain from divestiture	(168)	(104)	—	(272)	—
Compensation expense - deferred compensation plan	213	525	185	990	1,265
Gain on deferred compensation plan securities	(205)	(500)	(171)	(940)	(1,316)
Tax effects of Non-GAAP adjustments	(1,391)	(1,521)	(1,331)	(4,596)	(4,389)
Non-GAAP net income from continuing operations	$45,782	$38,679	$21,744	$142,882	$76,820
GAAP weighted average shares - diluted	154,111	153,973	154,390	153,983	153,369
Non-GAAP adjustment	1,558	1,463	1,492	2,014	1,981
Non-GAAP weighted average shares - diluted	155,669	155,436	155,882	155,997	155,350
Non-GAAP diluted net income per share - continuing operations	$0.29	$0.25	$0.14	$0.92	$0.49

GAAP gross profit	$98,055	$91,364	$61,080	$345,304	$272,902
Acquisition related:
Amortization of acquisition related intangibles	625	959	11,016	4,534	18,321
Restructuring related:
Severance and retention costs	—	(96)	117	23	204
Facility closure costs	—	—	—	—	8
Assets impairment and other	220	—	105	2,489	(111)
Other:
Compensation expense - deferred compensation plan	78	156	55	311	388
Stock-based compensation expense	589	592	61	1,936	1,189
Non-GAAP gross profit	$99,567	$92,975	$72,434	$354,597	$292,901

GAAP R&D expenses:	$32,071	$32,825	$32,860	$127,688	$140,799
Acquisition related:
Impairment of acquired in-process research and development	—	—	(2,433)	—	(2,433)
Restructuring related:
Severance and retention costs	—	(91)	(264)	(467)	(4,193)
Facility closure costs	—	(209)	—	(209)	(9)
Assets impairment and other	(45)	—	(63)	(479)	(4,058)
Other:
Compensation expense - deferred compensation plan	(83)	(255)	(90)	(464)	(650)
Stock-based compensation expense	(2,266)	(2,562)	(1,389)	(9,813)	(5,601)
Non-GAAP R&D expenses	$29,677	$29,708	$28,621	$116,256	$123,855

GAAP SG&A expenses:	$27,050	$27,165	$23,322	$106,469	$101,148
Acquisition related:
Amortization of acquisition related intangibles	(376)	(388)	(983)	(2,039)	(3,643)
Acquisition related legal and consulting fees	—	125	(73)	125	(802)
Restructuring related:
Severance and retention costs	—	(134)	(2)	(484)	(2,059)
Facility closure costs	—	—	(107)	(67)	(117)
Assets impairment and other	—	—	(166)	—	(166)
Other:
Compensation expense - deferred compensation plan	(52)	(114)	(40)	(215)	(227)
Stock-based compensation expense	(2,829)	(2,724)	(918)	(10,704)	(5,887)
Non-GAAP SG&A expenses	$23,793	$23,930	$21,033	$93,085	$88,247

GAAP interest income and other, net	$1,966	$1,558	$786	$4,791	$2,707
Gain from divestiture	(168)	(104)	—	(272)	—
Gain on deferred compensation plan securities	(205)	(500)	(171)	(940)	(1,316)
Non-GAAP interest income and other, net	$1,593	$954	$615	$3,579	$1,391

GAAP provision for income taxes - continuing operations	$517	$91	$320	$1,357	$981
Tax effects of Non-GAAP adjustments	1,391	1,521	1,331	4,596	4,389
Non-GAAP provision for income taxes - continuing operations	$1,908	$1,612	$1,651	$5,953	$5,370

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Mar. 29	Mar. 30,
(In thousands)	2015	2014

ASSETS
Current assets:
Cash and cash equivalents	$116,945	$91,211
Short-term investments	438,115	362,604
Accounts receivable, net	63,618	68,904
Inventories	45,410	49,622
Prepaid and other current assets	16,041	13,034
Total current assets	680,129	585,375

Property, plant and equipment, net	65,508	69,827
Goodwill	135,644	135,644
Acquisition-related intangibles	5,535	18,741
Other assets	26,843	21,373
TOTAL ASSETS	$913,659	$830,960

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$28,006	$25,442
Accrued compensation and related expenses	43,649	24,343
Deferred income on shipments to distributors	15,694	14,006
Deferred taxes liabilities	1,401	1,346
Other accrued liabilities	17,582	11,525
Total current liabilities	106,332	76,662

Deferred tax liabilities	1,121	1,494
Long term income taxes payable	347	266
Other long term obligations	17,605	18,683
Total liabilities	125,405	97,105

Stockholders' equity	788,254	733,855

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$913,659	$830,960